Exhibit 23.1



Re:  Registration Statement on Form S-8

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated August 11, 2000 included in Ross Systems, Inc.'s Form 10-K for the year ended June 30, 2000 and to all references to our Firm included in this registration statement.


                                      /s/ Arthur Andersen LLP
                                      -----------------------
                                        ARTHUR ANDERSEN LLP
                                         Atlanta, Georgia
                                          July 19, 2001